UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the Appropriate Box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SHINECO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

SHINECO, INC.

T1, South Tower, Jiazhaoye Square

Chaoyang District,

Beijing, People’s Republic of China 100022

Notice of Annual meeting of Stockholders

Date:	January 25, 2024
Time:	9:00 p.m. EST
Location:	T1, South Tower, Jiazhaoye Square, Chaoyang District, Beijing, People’s Republic of China 100022
Record Date:	January 4, 2024

Proposals:

1.	To approve an amendment to our certificate of incorporation to effect, at the discretion of our Board of Directors (“Board”), a reverse stock split of our common stock at a ratio of not less than 1-for-2 and not more than 1-for-40, subject to our Board’s authority to abandon such amendment (the “Reverse Stock Split”);

2.	To approve an amendment to our certificate of incorporation to effect an increase in the number of authorized shares of common stock of the Company to 150,000,000 shares of common stock, par value $0.001 per share (the “Increase in Authorized Common Stock”);

3.	To approve the 2024 Equity Incentive Plan (the “2024 Incentive Plan”);

4.	Re-elect seven directors to the Board of the Company to serve until their successors are duly elected and qualified at the 2025 annual meeting of stockholders or until their earlier resignation or removal; and

5.	Ratify the appointment of Assentsure PAC (“Assentsure”) as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2024.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1, NO. 2, NO.3 AND NO. 5, AND “FOR” EACH OF THE DIRECTOR NOMINEES INCLUDED IN PROPOSAL NO. 4.

Holders of record of the Company’s common stock at the close of business on January 4, 2024 (the “Record Date”) will be entitled to notice of, and to vote at the annual meeting of stockholders of the Company (the “Meeting”) and any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend the Meeting in person, it is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at the Meeting will be available for 10 days before the Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Meeting.

This notice and the enclosed proxy statement are first being mailed to stockholders on or about [  ], 2024.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

Date: [ ], 2024	By:	/s/ Jennifer Zhan
	Name:	Jennifer Zhan
	Title:	Chief Executive Officer (Principal Executive Officer)

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSAL LISTED ABOVE.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held at 9:00 p.m. EST on January 25, 2024

The Notice of the Annual Meeting of Stockholders, this proxy statement, and our Annual Report on Form 10-K for the period ended June 30, 2023 (the “Annual Report”) are available at https://www.biosisi.com.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

In this proxy statement, we refer to Shineco, Inc. as the “Company,” “we,” “us,” or “our.”

This proxy statement describes the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place on January 25, 2024 at 9:00 p.m., EST, at T1, South Tower, Jiazhaoye Square, Chaoyang District, Beijing, People’s Republic of China 100022.

Stockholders are being asked to consider and vote upon proposals to (i) approve an amendment to our certificate of incorporation to effect, at the discretion of our Board of Directors (“Board”), a reverse stock split of our common stock at a ratio of not less than 1-for-2 and not more than 1-for-40, subject to our Board’s authority to abandon such amendment (the “Reverse Stock Split”); (ii) approve an amendment to our certificate of incorporation to effect an increase in the number of authorized shares of common stock of the Company to 150,000,000 shares of common stock, par value $0.001 per share (the “Increase in Authorized Common Stock”); (iii) approve the 2024 Equity Incentive Plan (the “2024 Incentive Plan”); (iv) re-elect seven directors to the Board to serve until their successors are duly elected and qualified at the 2025 annual meeting of stockholders or until their resignation or removal; and (v) ratify the appointment of Assentsure PAC (“Assentsure”) as our independent registered public accounting firm for the fiscal year ending June 30, 2024.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock on the Record Date may attend and vote at the Meeting. There were 64,129,020 shares of common stock outstanding on the Record Date. All shares of common stock shall have one vote per share. Information about the stockholdings of our directors, executive officers, and significant stockholders is contained in the section entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 22 of this proxy statement.

What is the proxy card?

The card enables you to appoint Xiqiao Liu as your representative at the Meeting. By completing and returning the proxy card, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” proposal No. 1, No. 2, No. 3 and No. 5, and “FOR” each of the director nominees listed in proposal No. 4.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank, or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Transhare Corporation, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date, and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank, or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

What are broker non-votes?

Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. However, there are no non-routine matters being voted on at the Annual Meeting.

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If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposal to be voted upon by our stockholders described in this proxy statement, is “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. Accordingly, brokers, banks and other nominees are not entitled to vote uninstructed shares only with respect to the only proposal being voted on at the Meeting.. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting.

How do I vote?

If you were a stockholder of record of the Company’s common stock on the Record Date, you may vote in person at the Meeting or by submitting a proxy. Each share of common stock that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1)	You may submit your proxy by mail. You may submit your proxy by mail by completing, signing, and dating your proxy card and returning it in the enclosed, postage-paid, and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and

●	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Mark, sign, and date your proxy card and return it to Anna Kotlova, Transhare Corporation, 17755 North US Highway 19, Suite # 140. Clearwater FL 33764.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR approving the Reverse Stock Split;

●	FOR approving the Increase in Authorized Common Stock;

●	FOR approving the 2024 Incentive Plan;

●	FOR each nominee for director; and

●	FOR the selection of Assentsure as our independent registered public accounting firm for the fiscal year ending June 30, 2024.

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(2)	You may vote in person at the Meeting. We will pass out written ballots to any stockholder of record who wants to vote at the Meeting.

(3)	You may vote online. You may use the website www.transhare.com to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., EST, January 24, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(4)	You may vote via email. You may email your signed voting card to Anna Kotlova at akotlova@bizsolaconsulting.com.

(5)	You may vote via fax. You may fax your signed voting card to +1.727.269.5616.

What happens if I abstain?

If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card, and then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible, so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●	sending a written notice to the Chief Operating Officer of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it to the Chief Operating Officer before the polls close at the Meeting; or

●	attending the Meeting and voting in person.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of the proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

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How many votes are required to approve the Reverse Stock Split?

The Reverse Stock Split proposal requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote.

How many votes are required to approve the Increase in Authorized Common Stock?

The Increase in Authorized Common Stock proposal requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote.

How many votes are required to approve the 2024 Incentive Plan?

The 2024 Incentive Plan proposal requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote.

What vote is required to re-elect the director nominees as directors of the Company?

The re-election of each nominee for director requires the affirmative vote of a plurality of the shares of common stock represented in person or by proxy and entitled to vote in the re-election of directors at the Meeting.

Is my vote kept confidential?

Proxies, ballots, and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and also file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Xiqiao Liu at (+86) 10- 87227366 or by sending a letter to the offices of the Company at T1, South Tower, Jiazhaoye Square, Chaoyang District, Beijing, People’s Republic of China, 100022 with any questions about proposals described in this proxy statement or how to execute your vote.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

We are furnishing this proxy statement to you, as a stockholder of Shineco, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on January 25, 2024, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about [ ], 2024. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, and Place of the Meeting	The Meeting will be held on January 25, 2024, at 9:00 p.m., EST, at T1, South Tower, Jiazhaoye Square, Chaoyang District, Beijing, People’s Republic of China 100022, or such other date, time, and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting	At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	To approve an amendment to our certificate of incorporation to effect, at the discretion of our Board of Directors (“Board”), a reverse stock split of our common stock at a ratio of not less than 1-for-2 and not more than 1-for-40, subject to our Board’s authority to abandon such amendment (the “Reverse Stock Split”);

2.	To approve an amendment to our certificate of incorporation to effect an increase in the number of authorized shares of common stock of the Company to 150,000,000 shares of common stock, par value $0.001 per share (the “Increase in Authorized Common Stock”);

3.	To approve the 2024 Equity Incentive Plan (the “2024 Incentive Plan”);

4.	Re-elect seven directors to the Board to serve until their successors are duly elected and qualified at the 2024 annual meeting of stockholders or until their earlier resignation or removal; and

5.	Ratify the appointment of Assentsure as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2024.

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Record Date and Voting Power	Our Board fixed the close of business on January 4, 2024, as the record date for the determination of the outstanding shares of common stock entitled to notice of, and to vote on, the matters presented at the Meeting. As of the Record Date, there were 64,129,020 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if one-third of the common stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 (approval of the Reverse Stock Split) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Proposal No. 2 (approval of the Increase in Authorized Common Stock) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Proposal No. 3 (approval of the 2024 Incentive Plan) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Proposal No. 4 (re-election of seven directors) requires the affirmative vote of a plurality of the shares of common stock represented in person or by proxy and entitled to vote in the re-election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the re-election of directors.

Proposal No. 5 (ratification of appointment of Assentsure to serve as our independent registered public accounting firm for fiscal year ending June 30, 2024) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Revocability of Proxies	Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Chief Operating Officer, at Shineco, Inc., T1, South Tower, Jiazhaoye Square, Chaoyang District, Beijing, People’s Republic of China, 100022, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending the Meeting and voting in person.

Proxy Solicitation Costs	The cost of preparing, assembling, printing, and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram, and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.

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No Right of Appraisal	None of Delaware law, our Certificate of Incorporation, or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our stockholders will have no right to dissent on any of the proposals presented at the Meeting.

Who Can Answer Your Questions about Voting Your Shares	You can contact Xiqiao Liu at (+86) 10-68130220 or by sending a letter to the offices of the Company at T1, South Tower, Jiazhaoye Square, Chaoyang District, Beijing, People’s Republic of China, 100022, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices	The principal executive offices of our Company are located at T1, South Tower, Jiazhaoye Square, Chaoyang District, Beijing, People’s Republic of China, 100022. The Company’s telephone number is (+86) 10-68130220

PROPOSAL NO. 1 — APPROVAL OF THE REVERSE STOCK SPLIT

Proposal

Our board of directors has approved an amendment to our Articles of Incorporation, as amended, to combine the outstanding shares of our common stock into a lesser number of outstanding shares (a “Reverse Stock Split”).

If approved by our stockholders, this proposal would permit (but not require) the board of directors to effect a Reverse Stock Split of the outstanding shares of our common stock, at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-forty (1-for-40) split, whereby every 2-40 (such number of shares, the “Split Denominator”) shares of the authorized, issued and outstanding Common Stock shall be combined into one (1) share of authorized, issued and outstanding Common Stock, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the board of directors may consider, among other things, factors such as: the continued listing requirements of the Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Articles of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

Any amendment to our certificate of incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.

The full text of the form of the Charter Amendment, which would replace Paragraph (c) of Article Fourth of the Company’s Certificate of Incorporation in its entirety, is attached as Annex B to this proxy statement.

Purpose of the Reverse Stock Split

The Board authorized the Reverse Stock Split with the primary intent of increasing the per share trading price of our Common Stock, which is publicly traded and listed on the Nasdaq Capital Market under the symbol, “SISI,” in order to regain compliance with the Minimum Bid Price Rule for continued listing. Accordingly, the Company believes that effecting the Reverse Stock Split would be in the Company’s and our stockholders’ best interests. The Reverse Stock Split will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.

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On March 20, 2023, the Company received notice from the Listing Qualifications staff of Nasdaq indicating that, based on the previous 30 consecutive business days, the Company’s listed security no longer met the minimum $1 bid price per share requirement. In accordance with its Listing Rules, Nasdaq granted the Company 180 calendar days, or until September 18, 2023, to regain compliance. In order to regain compliance, the closing bid price of the Company’s common stock, must have been at least $1 per share for a minimum of ten consecutive business days during this 180-day period. The Company’s Common Stock has not regained compliance with the minimum $1 bid price per share requirement as of that date. By letter dated September 6, 2023, the Company requested an extension of an additional 180 days in which to regain compliance.

On September 19, 2023, the Company received notice from Nasdaq indicating that, while the Company has not regained compliance with the minimum bid price requirement, staff of Nasdaq has determined that the Company is eligible for an additional 180-day period, or until March 18, 2024, to regain compliance. To demonstrate compliance with this requirement, the closing bid price of our common stock needs to be at least $1.00 per share for a minimum of 10 consecutive business days before March 18, 2024.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the Company’s bid price of the Company’s common stock will be sufficient, over time, for the Company to regain or maintain compliance with the Nasdaq minimum bid price requirement.

Principal Effects of the Reverse Stock Split

If our stockholders approve the Reverse Stock Split and the board of directors effects it, we will amend our Articles of Incorporation by filing a Certificate of Amendment to Articles of Incorporation in substantially the form of Annex B (the “Certificate of Amendment”) with the Delaware Secretary of State, which will result in the number of shares of the Common Stock held by each stockholder being reduced to a number of shares determined by dividing the number of shares held immediately before the Reverse Stock Split by the Split Denominator, and then rounding up to the nearest whole share. The Reverse Stock Split would not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share. Pursuant to the Delaware General Corporation Law (“DGCL”), the Reverse Stock Split only impacts outstanding shares and not authorized shares unless the Certificate of Amendment by its terms also increases the authorized shares.

Corporate Matters. The Reverse Stock Split would have the following effects on the number of shares of Common Stock outstanding as of the Record Date:

●	in a 1-for-2 reverse stock split, every 2 shares owned by a stockholder would be exchanged for one share; and the number of shares of our Common Stock issued and outstanding will be reduced from 64,129,020 shares to 32,064,510 shares

●	in a 1-for-40 reverse stock split, every 40 shares owned by a stockholder would be exchanged for one share; and the number of shares of our Common Stock issued and outstanding will be reduced from 64,129,020 shares to 1,603,225 shares

The Reverse Stock Split will be effected simultaneously for all of our outstanding Common Stock and the exchange ratio of the Reverse Stock Split and Split Denominator will be the same for all of our outstanding Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. As described below, stockholders and holders of options holding fractional shares will have their shares rounded up to the nearest whole number. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

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Registered “Book-Entry” Holders of Common Stock. Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock. Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Effect on Market Price of our Common Stock. The immediate effect of the Reverse Stock Split would be to reduce the number of shares of the outstanding Common Stock and to possibly increase the trading price of such Common Stock. However, the effect of any effected Reverse Stock Split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances sometimes improves stock performance, but in many cases does not. There can be no assurance that the trading price of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding as a result of the Reverse Stock Split or remain at an increased level for any period. The trading price of the Common Stock may change due to a variety of other factors, including clinical trial results, other factors related to business and general market conditions.

Dilution. You may also experience future potential substantial dilution of your percentage of ownership of the equity in the Company as a result of this Reverse Stock Split. While the Reverse Stock Split itself does not result in dilution (except with respect to the round up of fractional shares as discussed below), it makes available a substantial number of shares for future transactions by the Company, the consummation of which could result in substantial dilution.

Fractional Shares. No scrip or fractional share certificates will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the exchange ratio of the Reverse Stock Split, will be entitled, upon surrender of certificate(s) representing these shares, to a number of shares of shares rounded up to the nearest whole number and, accordingly, no money will be paid for a fractional share.

Options and Warrants. Holders of options and warrants to purchase shares of Common Stock, who upon exercise of their options or warrants would otherwise be entitled to receive fractional shares because they hold options or warrants which upon exercise would result in a number of shares of Common Stock not evenly divisible by the exchange ratio of the Reverse Stock Split, will receive a number of shares of Common Stock rounded up to the nearest whole number.

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Authorized Shares. The Company is currently authorized to issue 5,000,000 shares of Preferred Stock and 100,000,000 shares of Common Stock. Upon effectiveness of the Reverse Stock Split and Authorized Share Increase, the number of authorized shares of Preferred Stock and Common Stock will be 5,000,000, and 150,000,000, respectively, although the number of shares of Common Stock issued and outstanding will decrease. The issuance in the future of additional shares of our Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our Preferred Stock and Common Stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Preferred Stock and Common Stock would be diluted.

The additional shares of Common Stock that would become available for issuance if the Reverse Stock Split is implemented could also be used by the Company’s management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. The Board has no plans to use any of the additional shares of Common Stock that would become available following the approval of the Reverse Stock Split, if any, for any such purposes.

Accounting Matters. The par value per share of the Common Stock would remain unchanged after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of the Common Stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Other Effects on Outstanding Shares. If the Reverse Stock Split is implemented, the rights and preferences of the outstanding shares of the Common Stock would remain the same after the Reverse Stock Split. Each share of Common Stock issued pursuant to the Reverse Stock Split would be fully paid and non-assessable. The Reverse Stock Split would result in some stockholders owning “odd-lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

No Appraisal Rights. Under the DGCL, stockholders are not entitled to appraisal rights with respect to the proposed Reverse Stock Split and amendment to our articles of incorporation.

United States Federal Income Tax Consequences of the Reverse Stock Split. The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to a stockholder (hereinafter a “U.S. stockholder”) that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). It does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our shares through such entities. The discussion below is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares held by the stockholder prior to the Reverse Stock Split (“Old Shares”) were, and the shares owned by the stockholders immediately after the Reverse Stock Split (“New Shares”) will be, owned as “capital assets,” as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. The discussion below regarding the U.S. federal income tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder is urged to consult with his or her own tax advisor with respect to the tax consequences of the Reverse Stock Split.

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No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange (or deemed exchange) of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis (and the holding period) of the New Shares received in the Reverse Stock Split should be the same as such stockholder’s aggregate tax basis (and holding period) in the Old Shares being exchanged. Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Holders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.

Potential Anti-Takeover Effect Of Certain Provisions. Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. By increasing the number of shares available to authorize and issue, the Company has caused a potential anti-takeover effect by creating potential dilution to the number of outstanding shares. Such dilution will cause a party attempting a takeover to be required to buy more shares of the Company stock and to expend additional resources to accomplish such a measure.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 1.

PROPOSAL NO. 2 – APPROVAL OF THE INCREASE IN AUTHORIZED COMMON STOCK

Proposal

Our Certificate of Incorporation, as amended to date, currently authorizes the issuance of 105,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $0.001 per share. We have proposed to increase the authorized shares of Common Stock from 100,000,000 shares of Common Stock to 150,000,000 shares of Common Stock and, in order to effect this change, the total number of shares of capital stock authorized in the Certificate of Incorporation, as amended, would correspondingly increase from 105,000,000 to 155,000,000 (the “Charter Amendment”). The Charter Amendment would not change the total number of authorized shares of Preferred Stock.

On January 4, 2024, our Board of Directors voted unanimously to recommend to the stockholders that the Certificate of Incorporation, be amended to increase the number of shares of Common Stock authorized for issuance to 150,000,000 shares. Under Delaware corporate law, we are required to obtain approval from stockholders to amend the Company’s Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance. If the Charter Amendment is approved by the stockholders at the Annual Meeting, the Charter Amendment will be effective upon the filing of a certificate of amendment setting forth such amendment with the Secretary of State of the State of Delaware (or at such later time as may be specified therein), which filing is expected to occur promptly after the Annual Meeting.

The full text of the form of the Charter Amendment, which would replace Paragraph (a) of Article Fourth of the Company’s Certificate of Incorporation in its entirety, is attached as Annex B to this proxy statement.

Purpose of the Amendment

The Board of Directors believes that it is important to have available for issuance a number of authorized shares of Common Stock that will be adequate to provide for future stock issuances to meet future corporate needs. The additional authorized shares would also be available for issuance from time to time in the discretion of the Board of Directors, without further stockholder action except as may be required for a particular transaction by law or the rules and regulations of Nasdaq. The shares of Common Stock would be issuable for any proper corporate purpose, including future acquisitions, capital raising transactions consisting of either equity or convertible debt, stock dividends, stock splits, or issuances under current and future stock plans. The Board of Directors believes that these additional shares will provide us with needed flexibility to issue shares in the future without the potential expense and delay associated with obtaining stockholder approval for a particular issuance.

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Rights of Additional Authorized Shares

The authorization of additional shares of Company Stock will not, by itself, have any effect on the rights of present stockholders. Any such additional authorized shares of Common Stock, if and when issued, would be part of the Company’s existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding.

Potential Adverse Effects of Amendment

Future issuances of Common Stock could have a dilutive effect on the Company’s earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company or inhibit the removal of incumbent management. For example, the issuance of the newly authorized shares of Common Stock could be used to deter or prevent a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly. However, the Board of Directors is not aware of any third-party attempts to assume control of the Company and has not presented this Proposal No. 2 with the intent that it be utilized as an anti-takeover device or to inhibit the removal of incumbent management.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in the proposal as a result of their ownership of shares of our Common Stock. However, we do not believe that our officers or directors have interests in the proposal that are different from or greater than those of any of our other stockholders.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Annual Meeting. If the proposed amendment is not approved by the Company’s stockholders, the number of authorized shares of Common Stock will remain unchanged.

Required Vote

The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote thereon which are present in person or represented by proxy at the meeting will be necessary to approve the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of capital stock from 105,000,000 to 155,000,000 shares, consisting of 150,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against this proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 2.

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PROPOSAL NO. 3 - APPROVAL OF 2024 EQUITY INCENTIVE PLAN

We are seeking shareholder approval of our 2024 Equity Incentive Plan to authorize to reserve a total of 10,000,000 additional shares of Common Stock for issuance pursuant to the 2024 Equity Incentive Plan, as described below.

Summary of 2024 Equity Incentive Plan

On January 4, 2024, our Board of Directors authorized and approved the adoption of the Company’s 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”), under which an aggregate of 10,000,000 of our shares of Common Stock or options to purchase shares of Common Stock may be issued, and such number of shares of Common Stock shall be and is hereby reserved for such purpose.

Administration.

Authority to administer and manage the 2024 Equity Incentive Plan shall be vested in the Board of the Company or by the compensation committee set up for such purpose (the “Committee”). The Committee shall consist of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market) and (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Board or the Committee administering the 2024 Equity Incentive Plan (the “Administrator”) shall have full power and authority to designate recipients of options and restricted stock, and to determine the terms and conditions of the respective option and restricted stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the 2024 Equity Incentive Plan.

Eligibility.

The persons eligible for participation in the 2024 Equity Incentive Plan as recipients of options or restricted stock shall include directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary; provided that incentive options may only be granted to employees of the Company and any subsidiary.

Awards.

A maximum of 10,000,000 shares of the Company’s Common Stock, par value $0.001 per share shall be subject to the 2024 Equity Incentive Plan. The shares of Common Stock subject to the 2024 Equity Incentive Plan shall consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose.

Options.

The purchase price of each share of Common Stock purchasable under an incentive option shall be determined by the Administrator at the time of grant, but shall not be less than 100% of the Fair Market Value of such share of common stock on the date the option is granted.

The term of each option shall be fixed by the Administrator, but no incentive option shall be exercisable more than ten years after the date such option is granted and in the case of an incentive option granted to an optionee who, at the time such incentive option is granted, owns (within the meaning of Section 424(d) of the code) more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, no such incentive option shall be exercisable more than five years after the date such incentive option is granted

Change of Control.

Upon the occurrence of a change in control, the Administrator may accelerate the vesting of outstanding restricted stock, in whole or in part, as determined by the Administrator, in its sole discretion.

The foregoing summary of the 2024 Equity Incentive Plan is not purported to be complete and is qualified in its entirety by reference to the 2024 Equity Incentive Plan, a copy of which has been included as Annex C to this Proxy Statement, as filed electronically with the SEC, which is available under the Company’s filings at www.sec.gov.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 3.

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PROPOSAL NO. 4 — RE-ELECTION OF DIRECTORS

Our Board consists of seven directors, all of whom have been nominated by the Nominating and Corporate Governance Committee of our Board (the “Nominating Committee”) and approved by our Board to stand for re-election as directors of the Company. Unless such authority is withheld, proxies will be voted for the re-election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for re-election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Nominating Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value, and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experiences.

The director nominees recommended by the Board are as follows:

the board recommends the RE-election of these nominees:

Name	Age	Role	Since

Mike Zhao	60	Chair of the Board and Director (Independent)	2021

Sai (Sam) Wang	39	Chief Financial Officer and Director	2015

Jennifer Zhan	36	Chief Executive Officer and Director	2021

Jin Liu	58	Director (Independent)	2020

Aamir Ali Quraishi	54	Director (Independent)	2022

Xiqiao Liu	45	Director (Executive Director)	2022

Hu Li	50	Director (Independent)	2021

Nominee Information

Sai (Sam) Wang	Principal Occupation: Chief Financial Officer and Director of the Company
Age: 39
Director since:	Business Experience:

2016	●	Financial Controller of the Company from 2011 and 2015

	●	Supervisory director of Shineco Zhisheng (Beijing) Bio-Technology Co., Ltd. since 2014

	●	General Manager of Qingdao Yinghuanhai International Logistics Co., Ltd. since 2012

	●	Manager of Corporate Finance of Citibank in Shenzhen from 2008 to 2011

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Skills and Expertise:

●	In-depth experience with our financial matters

●	Profound knowledge of our industry

Jin Liu Age: 58	Principal Occupation: Executive Vice-President of China Science & Merchants Investment Management Group

Director since:	Business Experience:

2020	●	Independent Director of Jin Liu Communication Design Institute Co., Ltd. (SHE: 300597) since 2017

	●	Executive Vice-President of China Science & Merchants Investment Management Group since 2014

Skills and Expertise:

●	Expertise in risk control, information disclosure, and financial management of domestic and foreign listed companies

Aamir Ali Quraishi Age: 54	Principal Occupation: Non-Executive Chairman of Bowen Fintech PLC

Director since:	Business Experience:

2022	●	Non-Executive Chairman of Bowen Fintech PLC since April 2021

	●	Dresdner Kleinwort Wasserstein from 1996 to 2003

	●	Libertas Capital Group Plc from 2003 to 2011

Skills and Expertise:

●	Member of the Institute of Chartered Accountants in England and Wales

Mike Zhao Age: 60	Principal Occupation: Director of New York Hua Yang, Inc.

Director since:	Business Experience:

2021	●	Director of New York Hua Yang, Inc. Since April 2018

	●	Chief Executive Officer of TD Holdings, Inc. (Formerly known as China Commercial Credit Inc.) from 2011 to 2016

Skills and Expertise:

●	Management experience in diverse corporations and financial service institutions, with a proven record of productivity, quality and integrity

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Jennifer Zhan Age: 36	Principal Occupation: Chief Executive Officer and Director of the Company

Director since:	Business Experience:

2021	●	Founding partner of Tian ‘Ang Capital Beijing Investment Management Co., Ltd. since January 2018

	●	Vice President of CEB International from 2017 to 2018

	●	Deputy Director of Financial Law Division at Jingshi Law Firm from 2015 to 2017

Skills and Expertise:

●	Finance and business operation.

Xiqiao Liu Age: 45	Principal Occupation: Chief Operating Officer and Director of the Company

Director since:	Business Experience:

2022	●	Deputy Director of the Company’s Board Office since 2017

	●	Fund Manager at Shanghai Shunjia Industry Co., Ltd. from 2015 to 2017

Skills and Expertise:

●	Investment and asset management

Hu Li Age: 50	Principal Occupation: Chief supervisor of Anhui Yihai Mining Equipment Co., Ltd.

Director since:	Business Experience:

2021	●	Chief supervisor of Anhui Yihai Mining Equipment Co., Ltd. since 2018

	●	Vice General Manager of Shaanxi Huipu Financial Leasing Co., Ltd. from 2015 to 2018

Skills and Expertise:

●	Finance and asset management

Corporate Governance Practices and Policies

Board and Committee Independence

The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the bright-line independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that, in its opinion, each director has no relationship that would interfere with the directors’ exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board will consider all relevant facts and circumstances in determining whether a director is independent. There are no family relationships among any of our directors and executive officers. The Board has determined that the following nominees satisfy the independence requirements of Nasdaq: Jin Liu, Aamir Ali Quraishi, Mike Zhao, and Hu Li.

Board Committees and Meetings

The Board held 2 meetings during fiscal year 2023. No director attended fewer than 50% the aggregate number of all meetings of the Board and committees on which he or she served during fiscal year 2023. The Company expects the directors to attend the Meeting either in person or by conference call.

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Board Committees

The Board has created three standing committees: an Audit Committee, a Compensation Committee, and a Nominating Committee. The Board has adopted a formal, written charter for each of the committees under which each committee operates. The charters can be found in the Corporate Governance section of the Investor Relations tab on the Company’s website at https://www.biosisi.com. As a matter of routine corporate governance, each committee intends to review its charter and practices on an annual basis to determine whether its charter and practices are consistent with listing standards of Nasdaq.

Committee Composition

Director	Audit Committee	Compensation Committee	Nominating Committee
Jin Liu	(1)(2)(3)	(1)	(1)

Aamir Ali Quraishi	(1)		(1)(2)

Hu Li	(1)	(1)

Mike Zhao		(1)(2)	(1)

(1)	Committee member.

(2)	Committee chair.

(3)	Our board has determined that we have at least one “audit committee financial expert,” as defined by the rules and regulations of the SEC and that is Jin Liu.

Audit Committee

Upon re-election, Jin Liu, Aamir Ali Quraishi, and Hu Li will continue to be members of our Audit Committee of the Board (the “Audit Committee”), where Mr. Jin Liu shall continue to serve as the chairman. All members of our Audit Committee satisfy the independence standards promulgated by the SEC and by Nasdaq as such standards apply specifically to members of Audit Committees.

We have adopted and approved a charter for the Audit Committee. In accordance with our Audit Committee Charter, our Audit Committee shall perform several functions, including:

●	evaluating the independence and performance of, and assessing the qualifications of, our independent auditor, and engaging such independent auditor;

●	approving the plan and fees for the annual audit, quarterly reviews, tax, and other audit-related services, and approving in advance any non-audit service to be provided by the independent auditor;

●	monitoring the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

●	reviewing the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviewing with management and the independent auditors the results of the annual audit and reviewing of our quarterly financial statements;

●	overseeing all aspects of our systems of internal accounting control and corporate governance functions on behalf of the Board;

●	reviewing and approving in advance any proposed related-party transactions and reporting to the full Board on any approved transactions; and

●	providing oversight assistance in connection with legal, ethical, and risk management compliance programs established by management and the Board, including Sarbanes-Oxley Act implementation, and making recommendations to the Board regarding corporate governance issues and policy decisions.

It is determined that Mr. Jin Liu possesses accounting or related financial management experience that qualifies him as an “audit committee financial expert” as defined by the rules and regulations of the SEC.

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The Audit Committee held 2 meetings in fiscal year 2023.

Compensation Committee

Upon re-election, Jin Liu, Hu Li, and Mike Zhao will be members of our Compensation Committee of the Board (the “Compensation Committee”) and Mr. Mike Zhao shall serve as the chairman. All members of our Compensation Committee are qualified as independent under the current definition promulgated by Nasdaq. We have adopted a charter for the Compensation Committee. In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices.

The Compensation Committee held 2 meetings in fiscal year 2023.

Nominating Committee

Upon re-election, Mike Zhao, Jin Liu and Aamir Ali Quraishi will be the members of our Nominating Committee, where Ms. Aamir Ali Quraishi shall serve as the chairman. All members of our Nominating and Governance Committee are qualified as independent under the current definition promulgated by Nasdaq. Our Board adopted and approved a charter for the Nominating Committee. In accordance with the Nominating Committee’s Charter, the Nominating Committee is responsible to identify and propose new potential director nominees to the board of directors for consideration and review our corporate governance policies.

The Nominating Committee held 2 meetings in fiscal year 2023.

Board Diversity

The matrix below summarizes certain information regarding the diversity of our Board as of the date of this proxy statement. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of January 3, 2024)

Total Number of Directors - 7

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1	6
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Role in Risk Oversight

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of the Board, including with respect to cybersecurity risks. The Audit Committee receives reports from management on at least a quarterly basis regarding management’s assessment of risks to the Company.

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In addition, the Audit Committee reports regularly to our Board, which also monitors our risk profile. The Audit Committee and the Board focus on the most significant risks we face and our general risk management strategies, while our management team coordinates responses to day-to-day risks.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics (the “Code of Ethics”) applicable to our directors, officers, and employees in accordance with applicable federal securities laws and Nasdaq rules. The Code of Ethics is publicly available in the Corporate Governance section of the Investor Relations tab on the Company’s website at https://www.biosisi.com. We intend to post any amendments to or waivers from the Code of Ethics that apply to our principal executive officer, principal financial officer, and principal accounting officer, or persons performing similar functions, on our website.

Family Relationships

There are no family relationships between or among the director nominees or other executive officers of the Company.

Legal Proceedings Involving Officers and Directors

To the knowledge of the Company after reasonable inquiry, no director nominee or executive officers during the past 10 years, or any promoter who was a promoter at any time during the past five fiscal years, has (1) been subject to a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent, or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings, and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws; (4) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity; (5) been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; (6) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (7) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any Federal or State securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (8) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act” (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

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There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board. Nevertheless, every effort will be made to ensure that the views of stockholders are heard by the Board, and that appropriate responses are provided to stockholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Director Compensation

During the fiscal year ended June 30, 2023, we paid each independent director an annual cash compensation of $10,000. In the future, we may also provide stock, option, or other equity-based incentives to our directors for their service. We also reimbursed our directors for any out-of-pocket expenses incurred by them in connection with their services provided in such capacity.

The following table reflects all compensation awarded to, earned by, or paid to our directors for the fiscal year ended June 30, 2023. Directors who are also officers do not receive any additional compensation for their services as directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($) (1)
Xiqiao Liu	10,000	-	-	-	-	-	10,000
Sai (Sam) Wang	10,000	-	-	-	-	-	10,000
Jennifer Zhan	10,000	-	-	-	-	-	10,000
Jin Liu	10,000	-	-	-	-	-	10,000
Aamir Ali Quraishi	10,000	-	-	-	-	-	10,000
Hu Li	10,000	-	-	-	-	-	10,000
Mike Zhao	10,000	-	-	-	-	-	10,000

(1)	The compensation was paid in RMB and US$. The amounts in the foregoing table have been converted into U.S. Dollar at the conversion rate at 1 RMB to 0.137 USD.

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Jennifer Zhan	36	Chief Executive Officer and Director of the Company
Sai (Sam) Wang	39	Chief Financial Officer and Director of the Company
Xiqiao Liu	45	Chief Operating Officer and Director of the Company
Chi Keung Yan	54	Chief Strategy Officer
Xiaohui Wang	67	Executive President

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Jennifer Zhan, age 36, became our Chief Executive officer in July 2021. Ms. Zhan was a founding partner of Tian ‘Ang capital Beijing Investment Management Co., Ltd., a private equity investment firm, since January 2018. Ms. Zhan was mainly responsible for the firm’ daily operation, team building, business expansion, and its private equity investment in the medical and health field. From December 2017 to December 2018, Ms. Zhan served as Vice President of CEB International, an investment company under China Everbright Bank. She was responsible for daily operation and management, established good cooperative relationships with top domestic and foreign investment banks such as Goldman Sachs, JPMorgan Chase, Guotai Junan, SDIC China Merchants, Sequoia Capital, and established venture capital funds in cooperation with Shandong Yantai and other local governments. From January 2015 to November 2017, Ms. Zhan was Deputy Director of Financial Law Division at Jingshi Law Firm, one of the top five law firms in China with 2,000 practicing lawyers. From January 2010 to December 2014, Ms. Zhan served as Chief Business Officer of Greater China at Japan Mitsubishi Japan Machinery Co., Ltd. Ms. Zhan obtained her bachelors’ degree in Business Administration from Beijing Foreign Studies University in 2010 and is studying in the executive MBA program at ESC PAU Pau Business School, France.

Sai (Sam) Wang, age 39, became our Chief Financial Officer in February 2015 and Director since 2016. Mr. Wang has worked for Shineco, Inc. since 2011, where he served as Financial Controller until his appointment as our Chief Financial Officer. Mr. Wang has been the supervisory director of Shineco Zhisheng (Beijing) Bio-Technology Co., Ltd. since 2014. He has served as the General Manager of Qingdao Yinghuanhai International Logistics Co., Ltd. since 2012. Prior to joining Shineco, he worked for Citibank in Shenzhen from 2008 until 2011, where he served as Manager of Corporate Finance. Mr. Wang obtained a Masters in Commerce with a concentration in applied finance from the University of Queensland in 2010. In 2008, he received a bachelor’s degree in Accounting from Griffith University in Australia. Mr. Wang was chosen as a director because he has profound knowledge of our industry and he is experienced with our financial matters.

Xiqiao Liu, age 45, became our Chief Operating Officer and Director in 2023. Mr. Liu has over 10 years of experience in investment and asset management. Since July 2017, Mr. Liu has been serving as the Deputy Director of the Board Office where his responsibilities include overseeing the financing activities of the Company. From July 2015 to May 2017, Mr. Liu worked as a fund manager at Shanghai Shunjia Industry Co., Ltd., a private equity fund. Mr. Liu has a Bachelor of Arts Degree in Economics from Beijing Materials University specializing in stock options, and an MBA degree from Renmin University of China.

Chi Keung Yan, age 54, became our Chief Strategy Officer in November 2023. Since 1997, he has been serving as the CEO and Executive Director of Chongqing Wintus (New Star) Enterprises Group and is primarily responsible for company restructuring, mergers and acquisitions, and market development. Since 2018, Mr. Yan has served as a Senior Partner at Wealth Index Capital Limited (Hong Kong), overseeing corporate restructuring, mergers and acquisitions consulting, and corporate financing. In 2020, he became the Investment Director at Hong Kong Nice Talent Asset Management Limited, managing investments in stocks, foreign exchange, gold, etc. Mr. Yan has also held positions such as Partner at Firstline Capital Asia Pacific and Chinese Partner at Shenzhen Qianhai Wanyin Investment Fund Management Co., Ltd from 2015 to 2016. Mr. Yan has been the Vice President of the Chongqing Enterprise Federation and the Vice President of the Chongqing Hong Kong-Macao Chamber of Commerce since 2016. In 2019, he was appointed as a Visiting Professor at the Biology Research Center of the Institute of Frontier and Interdisciplinary Science at Southwest University. He graduated with a Bachelor’s degree in Marketing from the Lee Wai Lee Technical Institute in Hong Kong in 1990 and completed a Master’s degree in Chinese Market Studies from City Polytechnic of Hong Kong in 1995.

Xiaohui Wang, age 67, became our Executive President in November 2023. Since 2000, she has been serving as the founder and the Chairwoman of Chongqing Wintus (New Star) Enterprises Group and is responsible for the overall planning of Chongqing Wintus (New Star) Enterprises Group, supervising the group’s business in the Chongqing region, and planning and executing the group’s core investment projects. From February 1991 to March 2000, she worked as Manager at Chongqing Silk Import and Export Company where she was responsible for the company’s import and export management. After joining the Chongqing Cocoon Silk Group, she held successive positions as Director of President Office and Group Assistant, accumulating experience in textile, silk fabric development, and the clothing trade and export management. She has been honored with numerous awards such as the “National Silk Lifetime Achievement Award,” “National March 8th Red-Banner Holder,” “Chongqing City Outstanding Individual in Foreign Affairs Work,” “Chongqing Outstanding Female Entrepreneur,” “One of Chongqing’s Top 100 Outstanding Private Entrepreneurs,” and “Advanced Individual by the Chongqing Municipal People’s Government.” Ms. Wang currently serves as Vice President of China Silk Association, Director of International Silk Federation, Vice Chairman of Chongqing Silk Society and Vice Chairman of Chongqing Women and Children’s Foundation. She graduated with a Master’s degree in Business Administration from the University of Northern Virginia.

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Executive Compensation

The following table sets forth the compensation paid by us during the fiscal years ended June 30, 2022 and 2023 for services performed on our behalf with respect to the persons who served as our named executive officers during the years ended June 30, 2022 and June 30, 2023.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary (1) ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)
Jennifer Zhan(CEO)	2022	60,000					60,000
Jennifer Zhan(CEO)	2023	60,000					60,000
Sai (Sam) Wang(CFO)	2022	96,000					96,000
Sai (Sam) Wang(CFO)	2023	96,000					96,000

(1)	Salaries were paid in RMB.

Clawback Policy

We have adopted a compensation recovery (clawback) policy that states that, in the event we are required to prepare an accounting restatement, we will recover incentive-based compensation received by any current or former executive officer that was based upon the attainment of a financial reporting measure that was erroneously awarded during the three-year period preceding the date the restatement was required.

Pay vs. Performance Comparison

The following table sets forth information concerning the compensation of our principal executive officer, or “PEO,” and, on an average basis, the compensation of our other named executive officers, or “NEOs,” for each of the fiscal years ending June 30, 2023 and 2022, as such compensation relates to our financial performance for each such fiscal year.

Year	Summary compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed 100$ Investment Based on(5) Total Shareholder Return	Net Income (Loss)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$60,000	$60,000	$52,000	$52,000	$(79.43)	$(35,531,944.00)
2022	$95,260	$60,000	$75,000	$52,000	$(94.62)	$(40,837,216.00)

(1)	The dollar amounts reported are the amounts of total compensation reported for our CEO, Jennifer Zhan, in the Summary Compensation Table for fiscal years 2023 and 2022.
(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Ms. Zhan during the applicable year, but not include the year-end value of equity awards granted during the reported year.
(3)	The dollar amounts reported are the average of the total compensation reported for our non-PEO NEOs who are CFO Sai Wang, COO Xiqiao Li; Executive President Xiaohui Wang and CSO Chi Keung Yan.
(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO.
(5)	Total Shareholder Return assumes $100 was invested on July 1, 2021.

Employment Agreements

Generally

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us. At this time, we have no employment agreements with any of our executive officers.

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Outstanding Awards

There were no equity awards granted to our officers or directors in the year ended June 30, 2023.

Retirement Plans

We currently have no plans that provide for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

Potential Payments upon Termination or Change-in-Control

We currently have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities, with respect to each named executive officer.

SECTION 16(A) COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, officers, and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us, as of the date of this proxy, all Section 16(a) filings applicable to officers, directors, and greater than 10% stockholders were made.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock by any person known to us to be the beneficial owner of more than 5% of the outstanding common stock, by directors and certain executive officers, and by all of our directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security or has the right to acquire securities within 60 days from the Record Date, including options and warrants that are currently exercisable or exercisable within 60 days from the Record Date.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The calculation of percentage of beneficial ownership is based on 64,129,020 shares of our common stock that were outstanding as of the Record Date.

Name and Address(1)	Title of Class	Amount and Nature of Beneficial Ownership	Percent (%) of Class(2)
Xiqiao Liu	common	43,000	0.07%
Sai (Sam) Wang	common	83,294	0.13%
Jennifer Zhan	common	43,000	0.07%
Jin Liu	common	0
Aamir Ali Quraishi	common	0
Mike Zhao	common	0
Hu Li	common	0
Chi Keung Yan	common	0
Xiaohui Wang	common	0

All Officers and Directors as a Group (9 individuals in total)	common	169,294	0.26%

(1)	Unless otherwise noted, the address for each of the named beneficial owners is: c/o Shineco, Inc., T1, Jiazhaoye Square, Chaoyang District, Beijing, People’s Republic of China 100022.

(2)	The number and percentage of outstanding shares of common stock is based upon 64,129,020 shares outstanding as of Record Date.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review, Approval, or Ratification of Related Party Transactions

Our Audit Committee is responsible for reviewing and approving all related party transactions that are required to be disclosed under the applicable rules of the SEC and Nasdaq, when appropriate, and authorizing or ratifying all such transactions in accordance with written policies and procedures established by our board of directors from time to time. The Audit Committee may approve or ratify related party transaction only if it determines in good faith that under all the circumstances, the transaction is fair to us.

A director may vote in respect of any contract or transaction in which he or she is interested, provided, however that the nature of the interest of any director in any such contract or transaction shall be disclosed by him or her at or prior to its consideration and any vote on that matter. A general notice or disclosure to the directors or otherwise contained in the minutes of a meeting or a written resolution of the directors or any committee thereof of the nature of a director’s interest shall be sufficient disclosure and after such general notice it shall not be necessary to give special notice relating to any particular transaction. A director may be counted for a quorum upon a motion in respect of any contract or arrangement which he or she shall make with our company, or in which he or she is so interested and may vote on such motion.

We have a policy under which we are prohibited from making or renewing any personal loan to our executive officers or directors in accordance with Section 13(k) of the Exchange Act. As of date of the Annual Report on Form 10-K filed on September 28, 2023 with the SEC, all outstanding amounts due from any loans to executive officers or directors have been collected in full.

Due from Related Parties

The Company had previously made temporary advances to certain shareholders (listed below) of the Company and to other entities that are either owned by family members of those shareholders or to other entities that the Company has investments in. Those advances are due on demand, non-interest bearing.

As of June 30, 2023 and 2022, the outstanding amounts due from related parties consisted of the following:

	June 30, 2023	June 30, 2022

Zhao Min	$-	$1,410
Shanghai Gaojing Private Fund Management (a.)	396,938	429,998
Zhongjian Yijia Health Technology (Qingdao) Co., Ltd. (“Zhongjian Yijia”) (b.)	1,441,485	1,719,568
Zhongjian (Qingdao) International Logistics Development Co., Ltd. (“Zhongjian International”) (c.)	4,534,211	4,644,011
Subtotal	6,372,634	6,794,987
Less: allowance for doubtful accounts	(1,838,423)	-
Total due from related parties, net	4,534,211	6,794,987
Less: due from related parties, held for discontinued operations	(4,534,211)	(6,794,987)
Due from related parties, held for continuing operations	$-	$-

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a.	The Company owns 32% equity interest in this company. Those advances are due on demand and non-interest bearing (Note 10). The Company made a full impairment on this investment and fully recorded an allowance for doubtful accounts for the amount due from this company as of June 30, 2023.

b.

On September 17, 2021, the Company entered into a loan agreement with Zhongjian Yijia to with an amount of US$1,642,355 (RMB 11.0 million) for its working capital for one year, with a maturity date of September 16, 2022. The loans bore a fixed annual interest rate of 6.0% per annum. The Company recorded interest receivable amounted to US$77,213 as of June 30, 2022. Upon maturity date, the Company signed a loan extension agreement with this related party to extend the loan repayment by installments, among which, US$206,738 (RMB 1.5 million) will be paid by September 30, 2022, US$689,128 (RMB 5.0 million) will be paid by December 31, 2022, and the remaining loan and unpaid interest will be paid by June 30, 2023. During the year ended June 30, 2023, the Company received payment of US$ 206,738 (RMB 1.5 million) from this related party. However, due to the impact from COVID-19, the Company did not receive the remaining installment repayment and unpaid interests according to the loan agreements, hence, the Company recorded allowance according to the Company’s accounting policy based on its best estimates. As of June 30, 2023, the total outstanding balance including the principal and interest was amounted to US$1,441,485 (approximately 10.5 million) as of June 30, 2023, and the management fully recorded an allowance for doubtful accounts as of June 30, 2023.

Interest income was US$63,519 and US$80,113 for the years ended June 30, 2023 and 2022, respectively.

c.

On October 28, 2021, the Company entered into a loan agreement with Zhongjian International to with an amount of US$4,334,401 (RMB 29.9 million) for its working capital for one year, with a maturity date of October 27, 2022. The loans bore a fixed annual interest rate of 6.0% per annum. Upon maturity date, the Company signed a loan extension agreement with this related party to extend the loan for another year with the new maturity date of October 27, 2023. The total outstanding balance including the principal and interest were amounted to US$4,534,211 and US$4,644,011 as of June 30, 2023 and 2022, respectively.

Interest income was US$258,034 and US$186,543 for the years ended June 30, 2023 and 2022, respectively.

Due to Related Parties

As of June 30, 2023 and 2022, the Company had related party payables held for continuing operations of US$48,046 and US$96,081, respectively. As of June 30, 2023 and 2022, the Company had related party payables held for discontinued operations of US$2,431,191 and US$2,702,719, respectively. Due to related parties are mainly due to the principal stockholders or certain relatives of the stockholders, and senior management of the Company who lend funds for the Company’s operations. The payables are unsecured, non-interest bearing, and due on demand.

	June 30, 2023	June 30, 2022

Wu Yang	$-	$95,630
Wang Sai	-	96,081
Li Baolin	1,930	-
Zhao Min (a.)	409,345	562,528
Zhou Shunfang (b.)	2,019,916	2,044,561
Huang Shanchun	28,651	-
Liu Fengming	4,779	-
Yan Lixia	742	-
Zhan Jiarui	1,761	-
Liu Xinqiao	2,113	-
Mike Zhao	10,000	-
Total due to related parties	2,479,237	2,798,800
Less: due to related parties, held for discontinued operations	(2,431,191)	(2,702,719)
Due to related parties, held for continuing operations	$48,046	$96,081

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a.	During the year ended June 30, 2022, the Company entered into a series of loan agreements with Zhao Min to borrow an aggregated amount of US$365,797 (RMB 2.45 million) for the Company’s working capital needs for three months, with a maturity date range between July 2022 to September 2022. The loans bore a fixed annual interest rate of 5.0% per annum. Upon maturity date, the Company signed loan extension agreements with Zhao Min to extend the loan period till no later than December 31, 2023, with the same interest rate of 5.0% per annum. During the year ended June 30, 2023, the Company borrowed additional loan of US$27,565 (RMB 0.2 million), resulted a total outstanding balance including principal and the interest of US$379,217 as of June 30, 2023.

b.	During the year ended June 30, 2022, the Company entered into a series of loan agreements with Zhou Shunfang to borrow an aggregated amount of US$1,269,092 (RMB 8.5 million) for the Company’s working capital needs for less than one year, with a maturity date range on March 31, 2022. The loans bore a fixed annual interest rate of 20.0% per annum. All loans were fully repaid by the Company upon their maturity.

Interest expenses on loans due to related parties were US$21,766 and US$442,241 for the years ended June 30, 2023 and 2022, respectively.

Sales to Related Parties

For the years ended June 30, 2023 and 2022, no sales to related parties or balance of accounts receivables were from continuing operations.

PROPOSAL NO. 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

While stockholder ratification of the Company’s independent registered public accountants is not required by our Certificate of Incorporation, Bylaws, or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for stockholders to ratify the Company’s selection of the independent registered public accountants. The Audit Committee has selected Assentsure to serve as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2024. Therefore, we are requesting that stockholders approve the proposal to ratify the appointment of Assentsure as our independent registered public accounting firm.

The Audit Committee values the input of our stockholders. In the event that stockholders do not approve this proposal, the Audit Committee may reconsider this appointment.

We have been advised by Assentsure that neither the firm nor any of its associates had any relationship during the last fiscal year with our Company other than the usual relationship that exists between independent registered public accountant firms and their clients. Representatives of Assentsure are not expected to attend the Meeting in person and therefore are not expected to be available to respond to any questions. As a result, representatives of Assentsure will not make a statement at the Meeting.

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The Board recommends that you vote “for” ratifying the appointment of ASSENTSURE to serve as the Company’s independent registered public accounting firm for the FISCAL year endING June 30, 2024.

Fees Paid to the Independent Registered Public Accounting Firm

The following table shows the fees that were billed for audit and other services provided by Assentsure PAC, our independent accountant, for the fiscal year ended June 30, 2023 and 2022, respectively:

	Fiscal Year Ended June 30,
	2023	2022
Audit Fees(1)	$250,000	$200,000
Audit-related Fees(2)	9,200	8,900
Total	$259,200	$208,900

(1)	Audit Fees –This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)	Audit-Related Fees – This category consists of assurance and related services by our independent auditor that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)	Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)	All Other Fees –This category consists of fees for other miscellaneous items such as travel and out-of-pocket expenses.

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax, and non-audit services provided by Assentsure PAC in the fiscal years ended June 30, 2022 and 2023. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by Assentsure PAC.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, and our accounting, financial, and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board’s (the “PCAOB”) Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended June 30, 2023 for filing with the SEC. The Audit Committee has also approved, subject to stockholders’ ratification, the appointment of Assentsure to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

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The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER IMPORTANT INFORMATION

Deadline for Submission of Stockholder Proposals for 2025 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2025 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at T1, South Tower, Jiazhaoye Square, Chaoyang District, Beijing, People’s Republic of China, no later than December 29, 2024.

If we are not notified of a stockholder proposal within a reasonable time prior to the time we send our proxy statement for our 2025 Annual Meeting of Stockholders, our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to Shineco, Inc., T1, South Tower, Jiazhaoye Square, Chaoyang District, Beijing, People’s Republic of China. Notwithstanding, the foregoing shall not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our common stock, Transhare Corporation, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers, and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile, or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees, and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

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Annual Report

The Annual Report is being sent with this proxy statement to each stockholder and is available at https://www.biosisi.com as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended June 30, 2023. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Transhare Corporation, by calling (303) 662-1112, or by forwarding a written request addressed to Transhare Corporation, Bayside Center 1, 17755 North US Highway 19, Suite # 140, Clearwater, FL 33764.

Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy statement will be sent. By contacting Transhare Corporation, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements, and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders and proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks, and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank, or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Accompanying this proxy statement is a copy of the Annual Report. Such Annual Report constitutes the Company’s annual report to its stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Annual Report includes the Company’s audited financial statements for the fiscal year ended June 30, 2023 and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Xiqiao Liu, our Executive Director, at T1, South Tower, Jiazhaoye Square, Chaoyang District, Beijing, People’s Republic of China or by telephone on (+86) 10-68130220

Important Notice Regarding the Availability of Proxy Materials for the Annual meeting: The Notice & Proxy Statement and the Annual Report are available at https://www.biosisi.com.

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Annex A

SHINECO, INC.

Annual meeting of Stockholders

January 25, 2024

9:00 p.m. EST

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF SHINECO, INC.

The undersigned stockholder of Shineco, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual meeting of Stockholders and the Proxy Statement, each dated [   ], 2024, and hereby appoints, if no person is specified, Xiqiao Liu as proxy, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders to be held on January 25, 2024, at 9:00 p.m. EST, at T1, South Tower, Jiazhaoye Square, Chaoyang District, Beijing, People’s Republic of China 100022 (the “Meeting”), or at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the Meeting, all as set forth in the Notice of the Annual meeting of Stockholders and in the Proxy Statement furnished herewith.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal No. 1, 2, 3 and 5, and “FOR” each of the director nominees included in Proposal No. 4, and in the discretion of the proxy with respect to such other business as may properly come before the Meeting.

Continued and to be signed on reverse side

VOTE BY INTERNET

www.transhare.com (click on Vote Your Proxy and enter your control number)

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., EST, January 24, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY EMAIL

Please email your signed proxy card to Anna Kotlova at akotlova@bizsolaconsulting.com.

VOTE BY FAX

Please fax your signed proxy card to +1.727.269.5616.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Anna Kotlova, Transhare Corporation, 17755 North US Highway 19, Suite # 140. Clearwater FL 33764.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please provide your email address below and check here to indicate your consent to receive or access proxy materials electronically in future years.

Email Address:

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends voting FOR the following:

Votes must be indicated (x) in Black or Blue ink.

PROPOSAL NO. 1:

To approve an amendment to our certificate of incorporation to effect, at the discretion of our Board of Directors (“Board”), a reverse stock split of our common stock at a ratio of not less than 1-for-2 and not more than 1-for-40, subject to our Board’s authority to abandon such amendment (the “Reverse Stock Split”)

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
PROPOSAL NO. 2:

To approve an amendment to our certificate of incorporation to effect an increase in the number of authorized shares of common stock of the Company to 150,000,000 shares of common stock, par value $0.001 per share (the “Increase in Authorized Common Stock”);

		FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
PROPOSAL NO. 3:	To approve the 2024 Equity Incentive Plan	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
PROPOSAL NO. 4:	To re-elect seven director nominees listed in the accompanying proxy statement;	FOR	WITHHOLD	ABSTAIN

	To vote for all nominees or withhold from voting for all nominees, mark here	[ ]	[ ]	[ ]

	To vote individually for each nominee:	[ ]	[ ]	[ ]

	1.01 Mike Zhao	[ ]	[ ]	[ ]

	1.02 Sai (Sam) Wang	[ ]	[ ]	[ ]

	1.03 Jennifer Zhan	[ ]	[ ]	[ ]

	1.04 Jin Liu	[ ]	[ ]	[ ]

	1.05 Aamir Ali Quraishi	[ ]	[ ]	[ ]

	1.06 Xiqiao Liu	[ ]	[ ]	[ ]

	1.07 Hu Li	[ ]	[ ]	[ ]

PROPOSAL NO. 5:	Ratify the appointment of Assentsure PAC as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2024.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If an entity, please sign in the full entity name, by a duly authorized officer.

Stock Owner signs here	Co-Owner signs here

Date:

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Annex B

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF SHINECO, INC.

Shineco, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

ONE: That the name of the Corporation is Shineco, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 20, 1997 (the “Certificate of Incorporation”).

TWO: That, at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted recommending and declaring advisable that the Certificate of Incorporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED, that Paragraphs (a) and (c) of Article Fourth of the Certificate of Incorporation be amended and restated in its entirety to read as follows:

“Section 4.1(a) Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 155,000,000 shares, consisting of 150,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), and 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

(c) Reverse Stock Split. Effective [ ], 2024 (the “Effective Time”), a [ ]-for-[ ] reverse stock split of the shares of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”), shall become effective, pursuant to which each [ ] shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock, automatically and without any action on the part of the Corporation or the respective holders thereof upon the Effective Time, and shall thereupon represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 per share.

THREE: That at an annual meeting of stockholders of the Corporation held on [January 25], 2024, the aforesaid amendment was duly adopted by the stockholders of the Corporation.

FOUR: That this Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this [ ] day of [ ], 2024, and the foregoing facts stated herein are true and correct.

SHINECO, INC.

By:
Name:
Title:

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Annex C

SHINECO, INC.

2024 SHARE INCENTIVE PLAN

1.	Purpose of the Plan.

This 2024 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employment of and as directors, officers, consultants, advisors and employees to Shineco, Inc., a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

The authority to manage the operation of and administer the Plan shall be vested in the Board of Directors of the Company (the “Board”) or the Compensation Committee (the “Committee”) as delegated by the Board. The Board or Committee if so delegated by the Board shall be hereinafter referred to as the “Administrator.” To qualify as the Administrator, the Committee shall consist of and maintain two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market) and (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Administrator subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”), and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Administrator shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Administrator shall interpret the Plan and all Options and Restricted Stock (the “Securities”) granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Securities granted under the Plan in the manner and to the extent that the Administrator deems desirable to carry into effect the Plan or any Securities. The act or determination of a majority of the Administrator shall be the act or determination of the Administrator and any decision reduced to writing and signed by all of the members of the Administrator shall be fully effective as if it had been made by a majority of the Administrator at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Administrator pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

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3.	Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Administrator may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Administrator shall so determine.

4.	Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a maximum of 10,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), shall be subject to the Plan. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan. Should any Securities expire or be canceled prior to its exercise, satisfaction of conditions or vesting in full, as applicable, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Common Stock theretofore subject to such Option or Restricted Stock, as applicable, may be subject to future Options or Restricted Stock under the Plan.

5.	Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(a) Option Price. The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Administrator at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Common Stock on the NASDAQ Capital Market or other principal securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Administrator in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

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(b) Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Administrator at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Administrator may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Administrator in its sole discretion. In its sole discretion, the Administrator may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Administrator shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

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Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Administrator. As determined by the Administrator, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Administrator, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Administrator, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Administrator, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Administrator shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

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(h) Termination by Reason of Retirement. Unless otherwise determined by the Administrator, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Administrator shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Administrator upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

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(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)	a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonqualified Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonqualified Option.

6.	Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Administrator and, if the Administrator shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Administrator. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

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(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Administrator at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Administrator has specified such restrictions have lapsed. Unless otherwise provided by the Administrator at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Administrator may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Administrator, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Administrator at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Administrator may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.	Term of Plan.

No Securities shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.	Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and (A) in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Administrator shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.	Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Securities under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Administrator may impose any additional or further restrictions on awards of Securities as shall be determined by the Administrator at the time of award.

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10.	Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Securities granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.	Effective Date of Plan.

The Plan shall be effective on [*], 2024 when the Plan was approved by majority vote of the Company’s stockholders on [*], 2024.

12.	Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under Securities theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof;

(e) extend the term of any Option beyond that provided for in Section 5(b);

(f) except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options;

(g) increase the number of shares of Common Stock to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or

(h) otherwise require stockholder approval pursuant to the rules and regulations of the NASDAQ Stock Market.

Subject to the forgoing, the Administrator may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

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It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Administrator shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.	Government Regulations.

The Plan, and the grant and exercise or conversion, as applicable, of Securities hereunder, and the obligation of the Company to issue and deliver shares under such Securities shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.	General Provisions.

(a) Certificates. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Administrator, or any officer or employee of the Company acting on behalf of the Administrator, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Common Stock subject to such Option, although the Company may in its sole discretion register such Common Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Administrator, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Administrator may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

15.	Non-Uniform Determinations.

The Administrator’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.	Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

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